UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 29, 2015

The Joint Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-36724	90-0544160
(State or other juris-	(Commission file	(IRS employer
diction of incorporation)	number)	identification number)

16767 N. Perimeter Drive, Suite 240

Scottsdale, AZ 85260

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(480) 245-5960

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement

On December 29, 2015, the Company entered into an Asset and Franchise Purchase Agreement (the “Purchase Agreement”) among the Company, Forte Vita Ventures, Inc. , a California corporation (“Seller”), Neil Sinay (a “Shareholder”) and Jennifer M. Sinay (a “Shareholder,” and together with Neil Sinay, the “Shareholders”) under which it repurchased two franchises in Orange County, California (the “Repurchase Transaction”). The transaction involved the repurchase of one operating franchise and one undeveloped franchise from the Seller. The Company intends to operate the operating franchise to manage The Joint clinic as a Company-owned franchise.

The total consideration for the Repurchase Transaction was $329,000, $ 273,000 of which was funded from the proceeds of the Company’s initial public offering of its common stock, and $56,000 of which was funded with a promissory note.

The foregoing description of the Repurchase Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 1.1, to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01 Other Events

On January 5, 2016, the Company issued a press release announcing that, on December 30, 2015, the underwriters of its previously announced follow-on public offering of common stock exercised their over-allotment option to purchase an additional 340,909 shares of common stock at a public offering price of $5.50 per share. The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this report, and the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

1.1	Asset and Franchise Purchase Agreement dated as of December 29, 2015, by and among The Joint Corp., a Delaware corporation, Forte Vita Ventures, Inc. , a California corporation, Neil Sinay and Jennifer M. Sinay.

99.1	Press release dated January 5, 2016.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2016.

The Joint Corp.

By /s/ John B. Richards

John B. Richards

Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Asset and Franchise Purchase Agreement dated as of December 29, 2015, by and among The Joint Corp., a Delaware corporation, Forte Vita Ventures, Inc. , a California corporation, Neil Sinay and Jennifer M. Sinay.

99.1	Press release dated January 5, 2016.